Exhibit 12.3

CORPORATE GUARANTY OF ALL LIABILITY WITH COLLATERAL

New York, NY

January ____, 2005

1.      In consideration of and in order to induce ENTREPRENEUR GROWTH CAPITAL LLC (“EGC”), its successors, endorsees or assigns to grant and continue to grant such advances, loans or extensions of credit directly or indirectly to BOUNDLESS CORPORATION, Debtor-in-Possession, BOUNDLESS TECHNOLOGIES, INC., Debtor-in-Possession, BOUNDLESS MANUFACTURING SERVICES, INC., Debtor-in-Possession and BOUNDLESS ACQUISITION CORP., Debtor-in-Possession (hereinafter, whether one or more, called “Borrower”) and to grant to Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishment of legal rights as EGC may deem advisable, and for other good and valuable consideration, receipt of which is hereby duly acknowledged, the undersigned Guarantor(s) (hereinafter, whether one or more, called “Guarantor”, who, if two or more in number, shall be jointly and severally bound) for the undersigned Guarantor and for their heirs and personal representatives, or successors, and assigns of the undersigned Guarantor, hereby absolutely and unconditionally guarantees to EGC, its successors, endorsees and assigns, the prompt and unconditional payment when due (whether at maturity, by acceleration or otherwise) and at all times thereafter of any and all obligations or liabilities of every kind, nature and character (including all renewals, extensions and modifications thereof) of Borrower to EGC, its successors, endorsees or assigns howsoever created or arising, whether or not represented by negotiable instruments or other writings, whether now existing or hereafter incurred, whether originally contracted with EGC or with another and assigned or transferred to EGC or otherwise acquired by EGC, whether contracted by Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured (collectively, the “Indebtedness”), including but not limited to any and all sums, late charges, disbursements, expenses, legal fees and any deficiency upon enforcement of collateral, agreements and contracts in connection with all of such obligations.

2.      As collateral security for the obligations or liability of undersigned Guarantor under this guaranty, as well as for any other obligation or liability of any undersigned Guarantor to EGC, whether present or future, absolute or contingent, due or not due, undersigned Guarantor hereby grants to EGC the following:

a continuing general lien and security interest in and to (a) Accounts, contract rights and the proceeds thereof; (b) Chattel Paper, including Electronic Chattel Paper and tangible Chattel Paper; (c) Collateral; (d) Commercial Tort Claims; (e) Deposit Accounts; (f) Documents; (g) Equipment, machinery, furniture, furnishings and fixtures and all parts, tools, accessories and Accessions; (h) Fixtures; (i) General Intangibles, including but not limited to patents, trademarks and tradenames and the goodwill and inherent value associated therewith, tax refunds, customer lists, insurance claims and goodwill of Guarantor; (j) Goods; (k) Health Care Insurance Receivables; (l) Instruments; (m) Inventory, merchandise, materials, whether raw, work in progress or finished goods, packaging and shipping materials and all other tangible property held for sale or lease; (n) Investment Property; (o) Letter of Credit Rights; (p) Proceeds, including Cash Proceeds and Non-Cash Proceeds, and proceeds of any insurance policies covering any of the Collateral; (q) Records, including all books, records and other property at any time evidencing or relating to any of the foregoing, and all electronic means of storing such Records; (r) to the extent not otherwise included above, all collateral support and Supporting Obligations relating to any of the foregoing; and (s) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing. Guarantor hereby authorizes EGC to file such financing statements in Guarantor’s name signed by EGC, or a reproduction of this guaranty to reflect the security interest granted hereunder.

3.      Undersigned Guarantor consents that without notice to or further assent by undersigned Guarantor, the obligation of Borrower or of any other party for the liability hereby guaranteed may be renewed, extended, modified, prematured or released by EGC as it may deem advisable in its sole and absolute discretion, and that any security or securities which EGC holds may be exchanged, sold, released, or surrendered by it, as it may deem advisable in its sole and absolute discretion, without impairing or affecting the obligation of undersigned Guarantor hereunder.

4.      Undersigned Guarantor waives any and all notice of the acceptance of this guaranty, or of the creation, renewal or accrual of any obligations or liability of Borrower to EGC, present or future, or of the reliance of EGC upon this guaranty. Any and every obligation or liability of Borrower to EGC herein described shall conclusively be presumed to have been created, contracted or incurred in reliance upon this guaranty, and all dealings between Borrower and EGC shall likewise be presumed to be in reliance upon this guaranty. Undersigned Guarantor waives protest, presentment, demand for payment, notice or default or non-payment and notice of dishonor to or upon undersigned Guarantor, Borrower or any other party liable for any of Borrower’s obligations hereby granted.

5.      This guaranty shall be construed as an absolute and unconditional guaranty of payment without regard to the validity, regularity or enforceability of any obligation or purported obligation of Borrower. EGC shall have all of its remedies under this guaranty without being obliged to resort first to any security or to any other remedy or remedies to enforce payment or collection of the obligations hereby guaranteed and may pursue all or any of its remedies at one or at different times. EGC is hereby given a continuing lien for the purposes and security of this guaranty as well as for any other obligation or liability (present or future, absolute or contingent, due or not due) of undersigned Guarantor to EGC upon all property and securities now or hereafter given unto or left in the possession or custody of EGC for any purpose (including property left in safekeeping or custody), by or for the account of any undersigned Guarantor, and also upon any deposits with or any credit or claim of any undersigned Guarantor against EGC existing from time to time. EGC is hereby authorized and empowered, upon the occurrence of any of the events set forth in the next succeeding paragraph, to appropriate and apply to the payment and extinguishment of the liability of undersigned Guarantor any and all such monies, property, securities, deposits or credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

6.      Upon the default of Borrower or any undersigned Guarantor with respect to any obligations or liabilities of either of them to EGC or in the event Borrower or any undersigned Guarantor shall die or become insolvent or make an assignment for the benefit of creditors, if Borrower’s chapter 11 bankruptcy proceeding is converted to a chapter 11 liquidation or a chapter 7 bankruptcy proceeding or if a receiver, custodian or trustee of any kind is appointed with regard to any property of Borrower or any guarantor, endorser or other person liable on the Obligations, or if a judgment is entered against Borrower or any Guarantor, endorser or other person liable on the Obligations (which has not been bonded or otherwise secured) or if Borrower or any Guarantor, endorser or other person liable on the Obligations suspends or discontinues doing business for any reason, or in the event that the financial or business condition of any of them shall so change as in the opinion of EGC will materially impair its security or increase its risk, all or any part of the obligations and liabilities of Borrower and/or of undersigned Guarantor to EGC, whether direct or contingent, and of every kind and description, shall, without notice or demand, become immediately due and payable insofar as this guaranty is concerned, and shall be taken up forthwith by undersigned Guarantor, and in any of such events, and whether or not the said liabilities and obligations are due and payable, EGC may (in addition to, and subject to its rights and remedies under the terms of any special contract with Borrower), without demand of performance or advertisement or notice of intention to sell or of time or place of sale, or to redeem, or other notice whatsoever to undersigned Guarantor or to Borrower (all and each of which demands, advertisements and notices being hereby expressly waived), sell any and all collateral which it may hold for said obligations, or under this guaranty, in one or more parcels, at public or private sale, at EGC’s office or elsewhere, at such prices as EGC may deem best, either for cash or credit, with the right of EGC at any such sale, public or private, to purchase the whole or any part of said collateral free from any right or equity of redemption, which right or equity is hereby expressly waived. EGC may, in its uncontrolled discretion, apply the net proceeds of such sale or sales to payment on account of the obligations or liabilities of Borrower and undersigned Guarantor in such manner and order of priority as EGC may, in its absolute and uncontrolled discretion, elect. If, in the opinion of EGC, any collateral deposited hereunder cannot be freely sold or disposed of at public or private sale (because of any relationship between the owner and issuer thereof or otherwise), EGC shall have the unqualified right (in addition to all other rights hereunder) to sell the same, or any part thereof, to a purchaser or purchasers, under investment letters, for a negotiated price or prices which, under such circumstances, shall be deemed to be fair and equitable.

7.      Stocks, bonds or other securities held by EGC hereunder, if any, may, upon an event of default by Borrower or any Guarantor hereunder, be registered and held in the name of EGC or its nominee, and EGC or said nominee may exercise all voting and corporate rights relating thereto as if the absolute owner thereof.

8.      The term “Borrower” as used herein shall include the individual or individuals, association, partnership or corporation named herein as Borrower, and (a) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of said Borrower shall have been transferred, (b) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation, or other withdrawal of any partner, and (c) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, consolidated, reorganized, purchased or absorbed. The right of EGC to hold, deal with and dispose of the property deposited by undersigned Guarantor hereunder, as herein provided, shall continue unimpaired notwithstanding any invalidity or unenforceability of this guaranty as against undersigned Guarantor personally.

9.      EGC’s books and records showing the account between EGC and Borrower shall be admissible as evidence in any action or proceeding, shall be binding upon the undersigned Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof hereof. EGC’s monthly statements rendered to Borrower shall, to the extent to which no written objection is made within twenty (20) days after the date thereof, constitute an account stated between EGC and Borrower and be binding upon the undersigned Guarantor.

10.    The undersigned Guarantor waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the undersigned Guarantor may now or hereafter have against Borrower, or any person other than a coguarantor directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Borrower’s property (including without limitation, property collateralizing the undersigned Guarantor’s obligations to EGC) arising from the existence or performance of this guaranty. In furtherance and not in limitation of the preceding waiver, the undersigned Guarantor agrees that any payment to EGC by the undersigned Guarantor pursuant to this guaranty shall be deemed a contribution to the capital of the Borrower or other obligated party, and any such payment shall not constitute the undersigned Guarantor a creditor of any such party.

11.    The undersigned Guarantor represents and warrants that there is no existing indemnification agreement, whether qualified or unqualified, between the undersigned and Borrower. The undersigned waives any right he may otherwise have to seek a stay from any United States Bankruptcy Court, in which Borrower may become a debtor, of any claim or cause of action hereinafter asserted against the undersigned Guarantor on his guaranty, whether in an action commenced against the undersigned as a guarantor prior to or instituted following the filing a Chapter 11 petition by or against Borrower. The undersigned Guarantor further acknowledges that this waiver hereinabove, is specifically provided to EGC as an inducement to it to effect the financial accommodations provided by EGC to Borrower.

12.    This guaranty shall, without further reference, pass to, and may be relied upon and enforced by, any successor or assignee of EGC and any transferee or subsequent holder of any of said liabilities or obligations of Borrower. This guaranty may be terminated (but only insofar as it may relate to obligations of Borrower arising subsequent to the effective date of such termination) upon written notice to that effect delivered by undersigned Guarantor via certified or registered mail, return receipt requested to Entrepreneur Growth Capital LLC, 545 Madison Ave., New York, NY 10022, Attn: Portfolio Manager, such termination to be effective thirty (30) days after receipt by EGC. In the event of such termination, undersigned Guarantor and his or their respective executors, administrators or successors and assigns shall nevertheless remain liable with respect to obligations incurred or arising theretofore, and with respect to such obligations and any renewals, extensions or other liabilities arising out of same, this guaranty shall continue in full force and effect, and EGC shall have all the rights herein provided for as if no such termination had occurred.

13.    The undersigned Guarantor does hereby waive any and all right to a trial by jury in any action or proceeding based hereon. This guaranty and the rights and obligations of EGC and of the undersigned Guarantor shall be governed and construed in accordance with the laws of the State of New York. The undersigned Guarantor hereby consents to the exclusive jurisdiction of the Supreme Court of the State of New York for a determination of any dispute connected with this guaranty and authorizes the service of process on the undersigned Guarantor by registered or certified mail sent to the undersigned Guarantor at the address or addresses of the undersigned Guarantor, as the case may be as herein set forth or as set forth on any record maintained by EGC. Guarantor irrevocably waives, to the fullest extent Guarantor may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other manner provided by law; Guarantor agrees not to institute any legal action or proceeding against EGC or any of EGC’s directors, officers, employees, agents or property concerning any matter arising out of or relating to this continuing Guaranty in any court other than one located in New York, New York. Nothing herein shall affect or impair EGC’s right to serve legal process in any manner permitted by law or EGC’s right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction. This guaranty cannot be changed or terminated orally, shall be interpreted according to the laws of the State of New York, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned Guarantor and shall inure to the benefit of EGC’s successors and assigns. Guarantor agrees that any action brought by it against EGC whether with regard to this Agreement or otherwise shall be subject to the exclusive jurisdiction and venue of the Supreme Court of the State of New York, County of New York or the United States District Court for the Southern District of New York.

14.    Guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to collateral, whether by legal proceeding or by any other means whatsoever, EGC’s reasonable attorney’s fee plus costs and expenses shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, also the members thereof individually. EGC and Guarantor, in any litigation (whether or not arising out of or relating to obligations, liabilities or collateral security or any of the matters contained in this guaranty) in which EGC and any of them shall be adverse parties, waive trial by jury. In addition, Guarantor waives the performance of each and every condition precedent to which Guarantor might otherwise be entitled by law. EGC shall have the right to fill in any blank spaces left in this guaranty (including the name of “Borrower”), to date this guaranty and to correct patent errors therein.

15.    Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower’s request and based solely upon his own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of EGC with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting EGC to furnish to him any information now or hereafter in EGC’s possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing Guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower’s financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. Guarantor shall have no right to require EGC to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower or any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of EGC, Borrower, or any other person, or any other matter, fact or occurrence.

16.    The Guarantor acknowledges that this guaranty and the Guarantor’s obligations under this guaranty are and shall at all times continue to be absolute and unconditional in all respects and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any kind or nature whatsoever which might otherwise constitute a defense to this guaranty and the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this guaranty or the obligations of the Guarantor hereunder or otherwise with respect to any transactions involving the Borrower and EGC. This Guaranty sets forth the entire agreement and understanding of EGC and Guarantor and Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever (including, but not limited to, fraud in the inducement and commercial disposition of collateral of the Guarantor or Borrower) with respect to this Guaranty or the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including, without limitation, Borrower) relating to this guaranty or the obligations of the Guarantor under this guaranty or otherwise with respect to any transactions involving the Borrower and EGC in any action or proceeding brought by its successors and assigns, to collect the Debt or any portion thereof, or to enforce, the obligations of the Guarantor under this guaranty. The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exists with respect to this guaranty or with respect to the obligations of the Guarantor under this guaranty, except as specifically set forth in this guaranty.

17.    No executory agreement and no course of dealing between undersigned Guarantor and EGC shall be effective to change or modify this guaranty in whole or in part; nor shall any change, modification or waiver of any rights or powers of EGC be valid or effective unless in writing or signed by an authorized officer of EGC.

18.    MUTUAL WAIVER OF RIGHT TO JURY TRIAL. EGC, BY ITS ACCEPTANCE HEREOF, AND GUARANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN EGC AND GUARANTOR; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF EGC OR GUARANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH EGC OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

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Signature page and corporate resolution

for each Guarantor follows (4 Guarantors)

IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand and seal the day and year first above written.

CONSENTED AND AGREED TO

this ____ day of January, 2005

BOUNDLESS CORPORATION

Debtor-in-Possession

By:	/s/ Joseph Gardner
Name:	Joseph Gardner
Title:	Vice President/CFO

WITNESS:

/s/ John Ryan

John Ryan, Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the ___ day of January, 2005, before me personally came Joseph Gardner, to me known, who, being by me duly sworn, did depose and say that he resides at Hauppauge, NY, that he is the Vice President/CFO of BOUNDLESS CORPORATION, debtor-in-possession, the corporation described in and which executed the foregoing instruments and that he signed his name thereto by order of the board of directors of said corporation.

Notary Public

SECRETARY’S CERTIFICATE

WHEREAS, it is to the best interest of this corporation to make, execute and deliver to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS TECHNOLOGIES, INC., BOUNDLESS MANUFACTURING SERVICES, INC., and BOUNDLESS ACQUISITION CORP., each a Debtor-in-Possession; and

WHEREAS, the making, execution and delivery of such guarantee has been authorized and approved by the written consent of a majority of the holders of all of the outstanding shares of the capital stock of this corporation:

NOW, THEREFORE, be it

RESOLVED, that the President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized and empowered to make, execute and deliver in the name of this corporation to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS TECHNOLOGIES, INC., BOUNDLESS MANUFACTURING SERVICES, INC., and BOUNDLESS ACQUISITION CORP., each a Debtor-in-Possession, said guarantee to be substantially in the form annexed to the aforementioned written consent of the holders of all of the outstanding shares of the capital stock of this corporation, hereby ratifying, approving and confirming all that any of said officers or agent have done or may do in the premises.

I, John Ryan, do hereby certify that I am the secretary of BOUNDLESS CORPORATION, Debtor-in-Possession, a corporation organized and existing under and by virtue of the laws of the State of Delaware, having its principal place of business in the City of Hauppauge, that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of the resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State at the office of said corporation in the City of Hauppauge, State of New York on the ___ day of January, 2005 as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect.

WITNESS my hand and the seal of said corporation this ___ day of January, 2005.

BOUNDLESS CORPORATION

Debtor-in-Possession

By:

John Ryan, Secretary

(Seal)

IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand and seal the day and year first above written.

CONSENTED AND AGREED TO

this ___ day of January, 2005

BOUNDLESS TECHNOLOGIES, INC.

Debtor-in-Possession

By:	/s/ Joseph Gardner
Name:	Joseph Gardner
Title:	Vice President/CFO

WITNESS:

/s/ John Ryan

John Ryan, Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the ___ day of January, 2005, before me personally came Joseph Gardner, to me known, who, being by me duly sworn, did depose and say that he resides at Hauppauge, NY, that he is the Vice President/CFO of BOUNDLESS TECHNOLOGIES, INC., Debtor-in-Possession, the corporation described in and which executed the foregoing instruments and that he signed his name thereto by order of the board of directors of said corporation.

Notary Public

SECRETARY’S CERTIFICATE

WHEREAS, it is to the best interest of this corporation to make, execute and deliver to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS CORPORATION, BOUNDLESS MANUFACTURING SERVICES, INC., and BOUNDLESS ACQUISITION CORP., each a Debtor-in-Possession; and

WHEREAS, the making, execution and delivery of such guarantee has been authorized and approved by the written consent of a majority of the holders of all of the outstanding shares of the capital stock of this corporation:

NOW, THEREFORE, be it

RESOLVED, that the President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized and empowered to make, execute and deliver in the name of this corporation to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS CORPORATION, BOUNDLESS MANUFACTURING SERVICES, INC., and BOUNDLESS ACQUISITION CORP., each a Debtor-in-Possession, said guarantee to be substantially in the form annexed to the aforementioned written consent of the holders of all of the outstanding shares of the capital stock of this corporation, hereby ratifying, approving and confirming all that any of said officers or agent have done or may do in the premises.

I, John Ryan, do hereby certify that I am the secretary of BOUNDLESS TECHNOLOGIES, INC., Debtor-in-Possession, a corporation organized and existing under and by virtue of the laws of the State of Delaware, having its principal place of business in the City of Hauppauge, that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of the resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State at the office of said corporation in the City of Hauppauge, State of New York on the ___ day of January, 2005 as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect.

WITNESS my hand and the seal of said corporation this ___ day of January, 2005.

BOUNDLESS TECHNOLOGIES, INC.

Debtor-in-Possession

By:	/s/ John Ryan

John Ryan, Secretary

(Seal)

IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand and seal the day and year first above written.

CONSENTED AND AGREED TO

this ___ day of January, 2005

BOUNDLESS MANUFACTURING

SERVICES, INC.

Debtor-in-Possession

By:	/s/ Joseph Gardner
Name:	Joseph Gardner
Title:	Vice President/CFO

WITNESS:

/s/ John Ryan

John Ryan, Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the ___ day of January, 2005, before me personally came Joseph Gardner, to me known, who, being by me duly sworn, did depose and say that he resides at Hauppauge, NY, that he is the Vice President/CFO of BOUNDLESS MANUFACTURING SERVICES, INC., Debtor-in-Possession, the corporation described in and which executed the foregoing instruments and that he signed his name thereto by order of the board of directors of said corporation.

Notary Public

SECRETARY’S CERTIFICATE

WHEREAS, it is to the best interest of this corporation to make, execute and deliver to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS CORPORATION, BOUNDLESS TECHNOLOGIES, INC., and BOUNDLESS ACQUISITION CORP., each a Debtor-in-Possession; and

WHEREAS, the making, execution and delivery of such guarantee has been authorized and approved by the written consent of a majority of the holders of all of the outstanding shares of the capital stock of this corporation:

NOW, THEREFORE, be it

RESOLVED, that the President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized and empowered to make, execute and deliver in the name of this corporation to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS CORPORATION, BOUNDLESS TECHNOLOGIES, INC., and BOUNDLESS ACQUISITION CORP., each a Debtor-in-Possession, said guarantee to be substantially in the form annexed to the aforementioned written consent of the holders of all of the outstanding shares of the capital stock of this corporation, hereby ratifying, approving and confirming all that any of said officers or agent have done or may do in the premises.

I, John Ryan, do hereby certify that I am the secretary of BOUNDLESS MANUFACTURING SERVICES, INC., Debtor-in-Possession, a corporation organized and existing under and by virtue of the laws of the State of Delaware, having its principal place of business in the City of Hauppauge, that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of the resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State at the office of said corporation in the City of Hauppauge, State of New York on the ___ day of January, 2005 as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect.

WITNESS my hand and the seal of said corporation this ___ day of January, 2005.

BOUNDLESS MANUFACTURING

SERVICES, INC.

Debtor-in-Possession

By:	/s/ John Ryan

John Ryan, Secretary

(Seal)

IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand and seal the day and year first above written.

CONSENTED AND AGREED TO

this ___ day of January, 2005

BOUNDLESS ACQUISITION CORP.

Debtor-in-Possession

By:	/s/ Joseph Gardner
Name:	Joseph Gardner
Title:	Vice President/CFO

WITNESS:

/s/ John Ryan

John Ryan, Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the ___ day of January, 2005, before me personally came Joseph Gardner, to me known, who, being by me duly sworn, did depose and say that he resides at Hauppauge, NY, that he is the Vice President/CFO of BOUNDLESS ACQUISITION CORP., Debtor-in-Possession, the corporation described in and which executed the foregoing instruments and that he signed his name thereto by order of the board of directors of said corporation.

Notary Public

SECRETARY’S CERTIFICATE

WHEREAS, it is to the best interest of this corporation to make, execute and deliver to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS CORPORATION, BOUNDLESS TECHNOLOGIES, INC., and BOUNDLESS MANUFACTURING SERVICES, INC.; each a Debtor-in-Possession; and

WHEREAS, the making, execution and delivery of such guarantee has been authorized and approved by the written consent of a majority of the holders of all of the outstanding shares of the capital stock of this corporation:

NOW, THEREFORE, be it

RESOLVED, that the President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized and empowered to make, execute and deliver in the name of this corporation to Entrepreneur Growth Capital LLC the guarantee by this corporation of the obligations of BOUNDLESS CORPORATION, BOUNDLESS TECHNOLOGIES, INC., and BOUNDLESS MANUFACTURING SERVICES, INC., each a Debtor-in-Possession, said guarantee to be substantially in the form annexed to the aforementioned written consent of the holders of all of the outstanding shares of the capital stock of this corporation, hereby ratifying, approving and confirming all that any of said officers or agent have done or may do in the premises.

I, John Ryan, do hereby certify that I am the secretary of BOUNDLESS ACQUISITION CORP., Debtor-in-Possession, a corporation organized and existing under and by virtue of the laws of the State of Delaware, having its principal place of business in the City of Hauppauge, that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of the resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State at the office of said corporation in the City of Hauppauge, State of New York on the ___ day of January, 2005 as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect.

WITNESS my hand and the seal of said corporation this ___ day of January, 2005.

BOUNDLESS ACQUISITION CORP.

Debtor-in-Possession

By:	/s/ John Ryan

John Ryan, Secretary

(Seal)